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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 11, 1996

SOUTHERN PACIFIC SECURED ASSETS CORP. (as seller under a Pooling and Servicing Agreement dated as of December 1, 1996 providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1996-4)


                      Southern Pacific Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                  333-15473               33-0659688
         ----------                  ---------               ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


 One Centerpointe Drive, Suite 500
 Lake Oswego, Oregon                                            97035
 -------------------                                            -----
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (503) 684-4700


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                                       -2-

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Revised and Final Pooling and Servicing Agreement, dated as of December 1, 1996 among Southern Pacific Secured Assets Corp. as company, Advanta Mortgage Corp. USA, as master servicer, and Norwest Bank Minnesota, N.A., as trustee. This Pooling & Servicing Agreemet will replace the Pooling and Servicing Agreement filed with the form 8-K on December 27, 1996.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SOUTHERN PACIFIC SECURED ASSETS
                                      CORP.


                                      By:     /s/ Barney Guy
                                              --------------------------------
                                      Name:   Barney Guy
                                      Title:  Director


Dated:  January 27, 1997




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                                       -4-

                                  EXHIBIT INDEX


                 Item 601 (a) of           Sequentially
Exhibit          Regulation S-K            Numbered
Number           Exhibit No.               Description                  Page
------           -----------               -----------                  ----

1                   4                      Pooling and Servicing         5
                                           Agreement